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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 26, 2002

CENTRAL VALLEY COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (559) 298-1775

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events.

  (a)
  PRESS RELEASES.  On December 26, 2002, Central Valley Community Bancorp issued a press release announcing a 2-for-1 split of the Company's common stock. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

  (b)
  Exhibits

    Exhibit 99.1 Central Valley Community Bancorp press release dated December 26, 2002 announcing a 2-for-1 split of the Company's common stock.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2002	CENTRAL VALLEY COMMUNITY BANCORP
/s/ DANIEL J. DOYLE Daniel J. Doyle, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp press release dated December 26, 2002, announcing a 2-for-1 split of the Company's common stock.

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SIGNATURES
EXHIBIT INDEX